EXHIBIT 21
SUBSIDIARIES OF STANLEY BLACK & DECKER, INC.
The following is a list of all active subsidiaries of Stanley Black & Decker, Inc. as of January 31, 2011. All subsidiaries, except those marked with an asterisk, are included in the Consolidated Financial Statements of Stanley Black & Decker, Inc..

JURISDICTION OF
INCORPORATION/
CORPORATE NAME	ORGANIZATION
Domestic Subsidiaries
BAI, Inc.	United States (Indiana)
Baldwin Hardware Corporation	United States (Pennsylvania)
BD Abrasives LLC	United States (Delaware)
Black & Decker (Ireland) Inc.	United States (Delaware)
Black & Decker (Puerto Rico) LLC	United States (Delaware)
Black & Decker (U.S.) Inc.	United States (Maryland)
Black & Decker Funding Corporation	United States (Delaware)
Black & Decker Group, LLC	United States (Delaware)
Black & Decker HealthCare Management Inc.	United States (Maryland)
Black & Decker Holdings LLC	United States (Delaware)
Black & Decker Inc.	United States (Delaware)
Black & Decker India Inc.	United States (Maryland)
Black & Decker Investment Company, LLC	United States (Delaware)
Black & Decker Investments (Australia) Limited	United States (Maryland)
Black & Decker Investments LLC	United States (Maryland)
Bostitch Holding LLC	United States (Delaware)
CRC-Evans International, Inc.	United States (Delaware)
CRC-Evans International Holdings, Inc.	United States (Delaware)
CRC-Evans Pipeline International, Inc.	United States (Delaware)
CRC-Evans Weighting Systems, Inc.	United States (Oklahoma)
Delta International Machinery Corp.	United States (Minnesota)
Devilbiss Air Power Company	United States (Delaware)
Embedded Technologies, LLC	United States (Delaware)
Emglo Products, LLC	United States (Maryland)
Emhart Credit Corporation	United States (Delaware)
Emhart Harttung Inc.	United States (Delaware)
Emhart Teknologies LLC	United States (Delaware)
Hardware City Associates Limited Partnership	United States (Connecticut)
InfoLogix, Inc.	United States (Delaware)
InfoLogix-DDMS, Inc.	United States (Delaware)
InfoLogix Systems Corporation	United States (Delaware)
JennCo1, Inc.	United States (Delaware)
Kwikset Corporation	United States (Delaware)
Microalloying International, Inc.	United States (Delaware)
National Manufacturing Co.	United States (Illinois)
National Manufacturing Mexico A, LLC	United States (Delaware)

JURISDICTION OF
INCORPORATION/
CORPORATE NAME	ORGANIZATION
Domestic Subsidiaries (continued)
National Manufacturing Mexico B, LLC	United States (Delaware)
Newfrey LLC	United States (Delaware)
PIH U.S. Inc.	United States (Alabama)
Pfister Holdings Inc.	United States (Delaware)
Pfister, Inc.	United States (Delaware)
RIGHTCO II, LLC	United States (Delaware)
Sargent & Greenleaf, Inc.	United States (Indiana)
Scan Modul System, Inc.	United States (New York)
SecurityCo Solutions, Inc.	United States (Delaware)
Shenandoah Insurance, Inc.	United States (Vermont)
Sonitrol Franchise Company, L.L.C.	United States (Delaware)
Spiralock Corporation	United States (Michigan)
Stanley Access Technologies LLC	United States (Delaware)
Stanley Access, Inc.	United States (Delaware)
Stanley Atlantic, Inc.	United States (Delaware)
Stanley Canada Holdings, L.L.C.	United States (Delaware)
Stanley Convergent Security Solutions, Inc.	United States (Delaware)
Stanley European Holdings, L.L.C.	United States (Delaware)
Stanley Fastening Systems, LP	United States (Delaware)
Stanley Housing Fund, Inc.	United States (Delaware)
Stanley International Holdings, Inc.	United States (Delaware)
Stanley Israel Investments, Inc.	United States (Delaware)
Stanley Logistics, L.L.C.	United States (Delaware)
Stanley Security Solutions, Inc.	United States (Indiana)
Stanley Supply & Services, Inc.	United States (Massachusetts)
The Farmington River Power Company	United States (Connecticut)
UNISPEC LLC	United States (Alabama)
Vector Products, Inc.	United States (Florida)
Weiser Lock Corporation	United States (California)
ZAG USA, Inc.	United States (Delaware)

International Subsidiaries
Black & Decker Argentina S.A.	Argentina
Black & Decker (Australia) Pty. Ltd.	Australia
Black & Decker Distribution Pty. Ltd.	Australia
Black & Decker Finance (Australia) Ltd.	Australia
Black & Decker Holdings (Australia) Pty. Ltd.	Australia
Kwikset (Australasia) Pty. Ltd.	Australia
Sielox Security Systems Pty. Ltd.	Australia
The Stanley Works Pty. Ltd.	Australia
Black & Decker Werkzeuge Vertriebs-Gesellschaft M.B.H	Austria
Black & Decker (Belgium) N.V.	Belgium
Facom Belgie BVBA	Belgium
General Protection SA	Belgium

JURISDICTION OF
INCORPORATION/
CORPORATE NAME	ORGANIZATION
International Subsidiaries (continued)
Scan Modul Medi-Math BVBA	Belgium
Stanley Europe BVBA	Belgium
Stanley Works (Belgium) BVBA	Belgium
The Stanley Works (Bermuda) Ltd.	Bermuda
Black & Decker Do Brasil Ltda.	Brazil
CRC-Evans PIH Servicos De Tubulacao do Brasil Ltda	Brazil
Refal Industria e Comercio de Rebites e Rebitadeiras Ltda.	Brazil
Spiralock Do Brasil, LTDA.	Brazil
Stanley do Brasil Ltda.	Brazil
Black & Decker Canada Inc.	Canada
CRC-Evans Canada Ltd.	Canada
Frisco Finance GP Inc.	Canada
Frisco Finance LP	Canada
Mac Tools Canada Inc.	Canada
Mont-Hard (Canada) Inc.	Canada
Stanley Canada Corporation	Canada
Stanley CLP1	Canada
Stanley CLP2	Canada
Stanley CLP3	Canada
Stanley CLP4	Canada
XMARK Corporation	Canada
Besco Investment Group Co. Ltd.	Cayman Islands
Black & Decker (Cayman) Finance Limited	Cayman Islands
Jointech Corporation, Ltd.	Cayman Islands
Wintech Corporation Limited	Cayman Islands
Maquinas y Herramientas Black & Decker de Chile S.A.	Chile
Anzi Masterfix Tool Ltd.	China
Beijing Bostitch Fastening Systems Co., Ltd.	China
Besco Hardware Machinery Manufacturing Ltd.	China
Black & Decker (Suzhou) Co. Ltd.	China
Black & Decker (Suzhou) Power Tools Co., Ltd.	China
Black & Decker (Suzhou) Precision Manufacturing Co., LTD	China
Black & Decker (Suzhou) SSC Asia	China
Black & Decker (Xiamen) Industrial Co. Ltd.	China
Black & Decker Asia Based Enterprises	China
China GMT Hardware Group	China
Guangzhou Emhart Fastening System Co., Ltd.	China
Qingdao Sungun Power Tool Co., Ltd.	China
Shanghai Emhart Fastening Systems Ltd.	China
Spiralock (Shanghai) Trading Co., Ltd.	China
Stanley (Tianjin) International Trading Co. Ltd.	China
Stanley (Zhongshan) Hardware Co., Ltd.	China
Stanley Technology Co. Ltd.	China

JURISDICTION OF
INCORPORATION/
CORPORATE NAME	ORGANIZATION
International Subsidiaries (continued)
Stanley Works (Wendeng) Tools Co., Ltd.	China
The Stanley Works (Langfang) Fastening Systems Co., Ltd.	China
The Stanley Works (Shanghai) Co., Ltd.	China
The Stanley Works (Shanghai) Management Co., Ltd.	China
The Stanley Works (Zhejiang) Industrial Tools Co., Ltd.	China
The Stanley Works (Zhongshan) tool Co., Ltd.	China
Black & Decker de Colombia S.A.	Colombia
Black and Decker de Costa Rica Limitada	Costa Rica
Black & Decker (Czech) S.R.O.	Czech Republic
Black & Decker Trading s.r.o.	Czech Republic
Tona a.s.	Czech Republic
Tucker S.R.O.	Czech Republic
Emhart Harttung A/S	Denmark
Scan Modul Byrum ApS	Denmark
Stanley Nordic ApS	Denmark
Black & Decker Del Ecuador S.A.	Ecuador
Black & Decker Oy	Finland
Suomen Stanley OY	Finland
BGI Distribution S.A.S.	France
Black & Decker (France) S.A.S.	France
Black & Decker Finance S.A.S.	France
Blick France SARL	France
Bost Garnache Industries S.A.S.	France
Dubuis & Cie S.A.S.	France
Emhart Fastening & Assembly SNC	France
Emhart S.A.R.L.	France
Facom S.A.S.	France
Générale de Protection Europe Holding S.A.	France
Générale de Protection S.A.S.	France
Novia SWK S.A.S.	France
Piole Parolai Equipement S.A.S.	France
Pro One Finance S.A.S.	France
Scan Modul Medi-Math Sàrl	France
SEEG	France
Societe Miniere et Commerciale	France
Stanley Doors France, S.A.S.	France
Stanley France Services, S.A.S.	France
Stanley France, S.A.S.	France
Stanley Tools, S.A.S.	France
VIRAX S.A.S.	France
B.B.W. Bayrische Bohrerwerke GmbH	Germany
Black & Decker GmbH	Germany
Black & Decker Holdings GmbH	Germany
Scan Modul Orgasystem GmbH	Germany

JURISDICTION OF
INCORPORATION/
CORPORATE NAME	ORGANIZATION
International Subsidiaries (continued)
Stanley BBW Real Estate GmbH & Co. KG	Germany
Stanley Deutschland GmbH	Germany
Stanley Tucker Real Estate GmbH & Co. KG	Germany
Tucker GmbH	Germany
Black & Decker (Hellas) S.A.	Greece
BD Precision (Hong Kong) Limited	Hong Kong
BD Suzhou (Hong Kong) Limited	Hong Kong
BD Suzhou Power Tools (Hong Kong) Limited	Hong Kong
BD Xiamen (Hong Kong) Limited	Hong Kong
Black & Decker Hong Kong Limited	Hong Kong
Emhart Asia Limited	Hong Kong
Emhart Guangzhou (Hong Kong) Limited	Hong Kong
Hangtech Limited	Hong Kong
Spiralock Global Ventures, Limited	Hong Kong
Black & Decker Hungary Korlatolt Felelossegu Tarsasag	Hungary
Stanley Finance Hungary Group Financing Limited Liability Company	Hungary
Black & Decker India Private Limited	India
Emhart Teknologies (India) Private Limited	India
Stanley Works (India) Private Limited	India
Stanley Black & Decker International Finance 1	Ireland
Stanley Black & Decker International Finance 2	Ireland
Stanley Black & Decker International Finance 3	Ireland
Stanley Black & Decker International Finance 4	Ireland
Baltimore Financial Services Company	Ireland
Baltimore Insurance Limited	Ireland
Belco Investments Company	Ireland
Black & Decker (Ireland)	Ireland
Chesapeake Falls Holdings Company	Ireland
Gamrie Limited	Ireland
Stanley Security Solutions Ireland Limited	Ireland
The Stanley Works Israel Ltd.	Israel
Black & Decker Italia S.P.A.	Italy
Black & Decker Italia S.R.L.	Italy
SWK Utensilerie S.r.l.	Italy
Nippon Pop Rivets & Fasteners Ltd.	Japan
Black & Decker (Overseas) GmbH	Liechtenstein
Black & Decker Global Holdings S.A.R.L.	Luxembourg
Black & Decker Limited S.A.R.L.	Luxembourg
Black & Decker Luxembourg Finance S.C.A.	Luxembourg
Black & Decker Luxembourg S.A.R.L.	Luxembourg
Chesapeake Investments Company S.A.R.L.	Luxembourg
Black & Decker Macao Commercial Offshore Limited	Macao
Black & Decker Asia Pacific (Malaysia) Sdn. Bhd.	Malaysia
CRC-Evans Pipeline International Sdn. Bhd.	Malaysia

JURISDICTION OF
INCORPORATION/
CORPORATE NAME	ORGANIZATION
International Subsidiaries (continued)
Stanley Works (Malaysia) SDN BHD	Malaysia
Black & Decker de Reynosa S. de R.L. de C.V.	Mexico
Black & Decker HHI Mexico, S. de R.L. de C.V.	Mexico
Black & Decker, S.A. de C.V.	Mexico
Cerfasa S.A. de C.V.	Mexico
DeWalt Industrial Tools, S.A. de C.V.	Mexico
Fanal S.A. de C.V.	Mexico
Grupo Black & Decker Mexico, S. de R.L.de C.V.	Mexico
Herramientas Stanley S.A. de C.V.	Mexico
Stanley-Bostitch Servicios S. de R.L. de C.V.	Mexico
Stanley-Bostitch, S.A. de C.V.	Mexico
Tronorsa S.A. de C.V.	Mexico
Weiser Lock Mexico, S. De R.L. De C.V.	Mexico
Black & Decker (Nederland) B.V.	Netherlands
Black & Decker Far East Holdings B.V.	Netherlands
Black & Decker Hardware Holdings B.V.	Netherlands
Black & Decker Holdings B.V.	Netherlands
Black & Decker International Holdings B.V./S.a.r.l.	Netherlands
Black & Decker NL B.V.	Netherlands
Black & Decker Overseas Holdings B.V.	Netherlands
Chiro Tools Holdings B.V.	Netherlands
CRC-Evans B.V.	Netherlands
Facom Gereedschappen B.V.	Netherlands
Interfast B.V.	Netherlands
Masterfix Products B.V.	Netherlands
MEDI-MATH Holding B.V.	Netherlands
Scan Modul Holding B.V.	Netherlands
Scan Modul Medi-Math B.V.	Netherlands
Stanley European Holdings B.V.	Netherlands
Stanley European Holdings II B.V.	Netherlands
Stanley Israel Investments B.V.	Netherlands
Stanley Tona Holding B.V.	Netherlands
Stanley Works (Nederland) B.V.	Netherlands
Stanley Works Holdings B.V.	Netherlands
Stichting Beheer Intellectuele Eigendomsrechten Blick Benelux B.V.	Netherlands
TCS Group B.V.	Netherlands
Teletechnicom Holding B.V.	Netherlands
The Stanley Works C.V.	Netherlands
Black & Decker (New Zealand) Limited	New Zealand
Stanley Tools (NZ) Limited	New Zealand
Black & Decker (Norge) A/S	Norway
Emhart Sjong A/S	Norway
PIH Services ME LLC	Oman
Black & Decker de Panama, S.A.	Panama

JURISDICTION OF
INCORPORATION/
CORPORATE NAME	ORGANIZATION
International Subsidiaries (continued)
Black & Decker International Corporation	Panama
Emhart Panama, S.A.	Panama
Black & Decker Del Peru S.A.	Peru
Black & Decker Polska Sp.z.o.o.	Poland
Masterfix Poland Ltd. Sp.z.o.o	Poland
Stanley Fastening Systems Poland Sp. z o.o.	Poland
Stanley Sales and Marketing Poland Sp. z o.o.	Poland
Scan Modul MEDI-MATH Logistica Hospitalar, Lda	Portugal
PIH Services ME Ltd.	Qatar
Universal Inspection Systems Ltd.	Scotland
Black & Decker Asia Pacific Pte. Ltd.	Singapore
CRC-Evans Pipeline International Pte. Ltd.	Singapore
Facom Tools Far East Pte. Ltd.	Singapore
Stanley Works Asia Pacific Pte. Ltd.	Singapore
Black & Decker Slovakia S.r.o.	Slovakia
African Time Systems Corporation (Proprietary) Limited	South Africa
Blick Properties S.A. (Proprietary) Limited	South Africa
Cooperheat of Africa Pty. Ltd.	South Africa
De-Tect Unit Inspection Pty. Ltd.	South Africa
Hlanganani Blick (Proprietary) Limited	South Africa
Investage 9 (Proprietary) Limited	South Africa
Stanley Security Solutions (Proprietary) Limited	South Africa
Emhart Fastening Teknologies Korea, Inc.	South Korea
Black & Decker Iberica S.Com por A.	Spain
Facom Herramientas S.r.l.	Spain
Scan Modul Medi-math Logistics SA	Spain
Stanley Iberia S.L.	Spain
Black & Decker Aktiebolag	Sweden
Emhart Teknik Akteibolag	Sweden
Black & Decker (Switzerland) GmbH	Switzerland
Emhart GmbH	Switzerland
Sargent & Greenleaf S.A.	Switzerland
Scan Modul System AG	Switzerland
Stanley Black & Decker Holding GmbH	Switzerland
Stanley Black & Decker Sales GmbH	Switzerland
Stanley Works (Europe) AG	Switzerland
Besco Pneumatic Corporation	Taiwan
Joinery Industrial Co., Ltd.	Taiwan
Stanley Chiro International Ltd.	Taiwan
Stanley Fastening Systems Investment (Taiwan) Co.	Taiwan
Black & Decker (Thailand) Limited	Thailand
Emhart Teknologies (Thailand) Ltd.	Thailand
PIH Thailand Co. Ltd.	Thailand
Stanley Works Limited	Thailand

JURISDICTION OF
INCORPORATION/
CORPORATE NAME	ORGANIZATION
International Subsidiaries (continued)
Alkhaja Pimex LLC	United Arab Emirates/Dubai
Stanley Middle East FZE	United Arab Emirates/Dubai
Amano Blick International (Europe) Ltd.	United Kingdom
Aven Tools Limited	United Kingdom
Bandhart	United Kingdom
Bandhart Overseas	United Kingdom
Black & Decker	United Kingdom
Black & Decker (UK) Marketing Limited	United Kingdom
Black & Decker Batteries Management Limited	United Kingdom
Black & Decker Europe	United Kingdom
Black & Decker Finance	United Kingdom
Black & Decker International	United Kingdom
Blick Dormants Limited	United Kingdom
Blick International Systems Limited	United Kingdom
Blick Software Systems Limited	United Kingdom
Blick Telefusion Communications Limited	United Kingdom
CRC-Evans Offshore Ltd.	United Kingdom
Emhart International Limited	United Kingdom
Facom Investments Ltd.	United Kingdom
Facom UK Ltd.	United Kingdom
FT Cannock Group Ltd.	United Kingdom
FT Cannock Ltd.	United Kingdom
Isgus International Limited	United Kingdom
Masterfix Products U.K. Ltd.	United Kingdom
Masterfix UK Holdings Limited	United Kingdom
Mosley-Stone Limited	United Kingdom
PAC International Limited	United Kingdom
PIH Ltd.	United Kingdom
PIH Holdings Ltd.	United Kingdom
PIH Services Ltd.	United Kingdom
Pipeline Induction Heat Ltd.	United Kingdom
Scan Modul System Limited	United Kingdom
Spiralock of Europe Ltd.	United Kingdom
Stanley Black & Decker UK Holdings Limited	United Kingdom
Stanley Security Solutions — Europe Limited	United Kingdom
Stanley Security Solutions Ltd.	United Kingdom
Stanley Security Solutions Operations Limited	United Kingdom
Stanley U.K. Holding Ltd.	United Kingdom
Stanley UK Acquisition Company Limited	United Kingdom
Stanley UK Limited	United Kingdom
Stanley UK Sales Limited	United Kingdom
Stanley UK Services Limited	United Kingdom

JURISDICTION OF
INCORPORATION/
CORPORATE NAME	ORGANIZATION
International Subsidiaries (continued)
SWK (U.K.) Holding Limited	United Kingdom
SWK (UK) Limited	United Kingdom
The Stanley Works Limited	United Kingdom
Tucker Fasteners Limited	United Kingdom